EXHIBIT 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tania M. Torruella, certify that:

1.  I have  reviewed this quarterly report on Form 10-QSB of Bootie Beer Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information included in this report, fairly present in all material respects the financial  condition, results of operations and cash flows of the small business issuer  as  of,  and  for,  the  periods  presented  in  this  report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls  and  procedures  to  be designed under our supervision, to ensure that material  information  relating  to  the  small  business  issuer, including its consolidated  subsidiaries, is made known to us by others within those entities, particularly  during  the  period  in  which  this  report  is  being  prepared;

(b)  Evaluated  the  effectiveness  of  the  small  business issuer's disclosure controls  and  procedures and presented in this report our conclusions about the effectiveness  of  the  disclosure controls and procedures, as of the end of the period  covered  by  this  report  based  on  such  evaluation;  and

(c)  Disclosed in this report any change in the small business issuer's internal control  over  financial  reporting  that  occurred  during  the  small business issuer's  most  recent fiscal quarter (the small business issuer's fourth fiscal quarter  in  the  case  of an annual report) that has materially affected, or is reasonably  likely  to  materially  affect, the small business issuer's internal control  over  financial  reporting;  and

5. The small business issuer's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to  the  small business issuer's auditors and the audit committee of the  small  business  issuer's  board  of  directors  (or persons performing the equivalent  functions):

(a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation  of  internal  control  over  financial reporting which are reasonably likely  to  adversely  affect  the  small  business  issuer's ability to record, process,  summarize  and  report  financial  information;  and

(b)  Any  fraud,  whether  or  not  material,  that involves management or other employees  who  have  a significant role in the small business issuer's internal control  over  financial  reporting.

Date:  May 14, 2007

/s/  Tania M. Torruella

Tania Torruella

Chief  Executive Officer and

Interim Chief Financial Officer